Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Domestic and foreign components of income from continuing operations before income taxes are shown below:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Domestic	$391.0	$325.7	$303.2
Foreign	221.6	224.8	47.3
Total	$612.6	$550.5	$350.5

The provision (benefit) for income taxes attributable to income from continuing operations consisted of:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Current:
Federal	$32.9	$16.5	$73.4
Foreign	55.0	30.2	26.0
State	1.5	—	0.5
Total current	89.4	46.7	99.9
Deferred:
Federal	74.6	64.8	20.2
Foreign	(11.5)	18.9	4.3
State	(5.8)	6.1	7.6
Total deferred	57.3	89.8	32.1
Total	$146.7	$136.5	$132.0

Total income tax provisions (benefits) were allocated as follows:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Continuing operations	$146.7	$136.5	$132.0
Discontinued operations	(18.6)	(19.6)	(28.9)
Items charged directly to equity	(19.2)	(43.1)	(62.5)
Total	$108.9	$73.8	$40.6

Significant components of the deferred income tax provision (benefit) attributable to income from continuing operations before income taxes are as follows:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Deferred tax (exclusive of valuation allowance)	$65.4	$73.5	$(7.1)
Net increase (decrease) in the valuation allowance for deferred tax assets	(8.1)	16.3	39.2
Deferred income tax provision	$57.3	$89.8	$32.1

We have recognized that it is more likely than not that certain future tax benefits may not be realized through future taxable income. During the year ended December 31, 2012, the valuation allowance decreased primarily due to $14.9 million of U.S. state net operating losses now expected to be recoverable. This was partially offset by a $6.8 million provision primarily due to tax losses of foreign operations that are not expected to be fully recoverable in future years. During the year ended December 31, 2011, we increased the valuation allowance primarily due to our foreign operations for tax losses that are not expected to be fully recoverable in future years. During the year ended December 31, 2010, we increased the valuation allowance related to our Spanish legal entity predominantly due to the Huelva facility shutdown, for tax losses that are not expected to be fully recoverable in future years from the earnings of the remaining businesses in that entity.

Significant components of our deferred tax assets and liabilities were attributable to:

	December 31,
(in Millions)	2012	2011
Reserves for discontinued operations, environmental and restructuring	$104.8	$104.4
Accrued pension and other postretirement benefits	113.8	109.8
Other reserves	54.1	51.5
Alternative minimum, foreign tax and other credit carryforwards	11.8	70.9
Net operating loss carryforwards	86.7	83.7
Deferred expenditures capitalized for tax	54.3	63.2
Other	109.8	77.4
Deferred tax assets	$535.3	$560.9
Valuation allowance, net	(84.5)	(92.6)
Deferred tax assets, net of valuation allowance	$450.8	$468.3
Property, plant and equipment, net	94.1	85.9
Deferred tax liabilities	$94.1	$85.9
Net deferred tax assets	$356.7	$382.4

We have recorded a valuation allowance to reduce deferred tax assets to the amount that we believe it is more likely than not to be realized. In assessing the need for this allowance, we have considered a number of factors including future earnings, the jurisdictions in which such income is earned and our ongoing tax planning stategies. In the event that we determine that we would not be able to realize all or part of our net deferred tax assets in the future, an adjustment to the deferred tax assets would be charged to income in the period such determination was made. Similarly, should we conclude that we would be able to realize certain deferred tax assets in the future in excess of the net recorded amount, an adjustment to the deferred tax assets would increase income in the period such determination was made.
At December 31, 2012, we had net operating loss and tax credit carryforwards as follows: U.S. state net operating loss carryforwards of $602.7 million expiring in various amounts and years through 2029, foreign net operating loss carryforwards of $277.9 million expiring in various years, U.S. foreign tax credit carryforwards of $1.4 million expiring in various amounts and years through 2019.

The effective income tax rate applicable to income from continuing operations before income taxes was different from the statutory U.S. federal income tax rate due to the factors listed in the following table:

	Year Ended December 31,
	2012	2011	2010
Statutory U.S. tax rate	35.0%	35.0%	35.0%
Net difference:
Percentage depletion	(3.5)	(3.7)	(5.1)
State and local income taxes, less federal income tax benefit	1.1	1.1	1.2
Foreign earnings subject to different tax rates	(6.7)	(9.0)	(6.2)
Manufacturer’s production deduction and miscellaneous tax credits	(1.3)	(0.8)	(0.8)
Tax on intercompany dividends and deemed dividend for tax purposes	0.4	1.0	0.8
Nondeductible expenses	0.4	1.0	0.9
Changes to unrecognized tax benefits	(0.2)	(1.9)	1.1
Change in valuation allowance	(0.7)	3.2	11.5
Other	(0.6)	(1.1)	(0.7)
Total difference	(11.1)	(10.2)	2.7
Effective tax rate	23.9%	24.8%	37.7%

At December 31, 2012, unremitted earnings of subsidiaries outside the United States totaling $1,194.5 million were deemed to be permanently reinvested. No deferred tax liability has been recognized with regards to the remittance of such earnings. It is not practical to estimate the income tax liability that might be incurred if such earnings were remitted to the United States.

Uncertain Income Tax Positions
U.S. GAAP accounting guidance for uncertainty in income taxes prescribes a model for the recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, disclosure and transition.
We file income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The income tax returns for FMC entities taxable in the U.S and significant foreign jurisdictions are open for examination and adjustment. As of December 31, 2012, the United States Federal and State income tax returns are open for examination and adjustment for the years 2009-2012 and 2003-2012, respectively. Our significant foreign jurisdictions, which total 16, are open for examination and adjustment during varying periods from 2003-2012.
The total amount of unrecognized tax benefits as of December 31, 2012 that, if recognized, would impact the effective tax rate is $6.6 million. We recognize accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense in the consolidated financial statements. As of and for the year ended December 31, 2012, the amount of current and accumulated interest and penalties recognized in both the consolidated statements of income and consolidated balance sheets was $0.1 million. No interest or penalties were recognized in either 2011 or 2010.
We do not expect any reductions in the liability for unrecognized tax benefits within the next 12 months on account of settlements and the expirations of statutes of limitations. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in Millions)	2012	2011	2010
Balance at beginning of year	8.1	17.3	14.4
Additions for the current year	5.5	4.9	6.1
Additions for tax positions on acquisitions	—	1.4	—
Adjustments for tax positions of prior years for:
Adjustments	9.7	—	(0.6)
Settlements during the period	—	(15.5)	(2.6)
Balance at end of year (1)	23.3	8.1	17.3

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(1)	As of December 31, 2012, we have recognized an offsetting non-current deferred tax asset of $16.7 million relating to specific uncertain tax positions presented above.